EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
CORPUS CHRISTI DIVISION

CASE NAME:	AUTOSEIS, INC. ET AL	PETITION DATE:	3/25/2014
CASE NUMBER:	14-20130

MONTHLY OPERATING REPORT SUMMARY FOR MONTH				April	YEAR	2014
		(Amounts in '000s)
MONTH	3/25/14 TO 3/31/14	April	May	June	July	Total
REVENUES (MOR-6)	2,832	37,350	-	-	-	40,182
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	(2,733)	(2,440)	-	-	-	(5,173)
NET INCOME (LOSS) (MOR-6)	(4,040)	(19,277)	-	-	-	(23,317)
PAYMENTS TO INSIDERS (MOR-9)	-	260	-	-	-	260
PAYMENTS TO PROFESSIONALS (MOR-9)	19	1,561	-	-	-	1,579
TOTAL DISBURSEMENTS (MOR-7 and Exhibit A) **	5,565	117,086	-	-	-	122,651

**The jointly administered Debtors are authorized to file monthly operating reports on a consolidated basis, and have disbursements broken down by case number on Exhibit A attached**
***The original of this document must be filed with the United States Bankruptcy Court***

REQUIRED INSURANCE MAINTAINED		EXP.		Yes / No
AS OF SIGNATURE DATE		DATE	Are all accounts receivable being collected within terms?	No
		4/1/2015	Are all post-petition liabilities, including taxes, being paid within terms?	No
CASUALTY	YES (X) NO ( )	4/1/2015	Have any pre-petition liabilities been paid?	Yes
LIABILITY	YES (X) NO ( )	4/1/2015	If so, describe	Payments related to First Day Motions granted
VEHICLE	YES (X) NO ( )	4/1/2015	Are all funds received being deposited into DIP bank accounts (1)?	No
WORKER'S	YES (X) NO ( )	4/1/2015	Were any assets disposed of outside the normal course of business?	No
OTHER	YES (X) NO ( )	4/1/2015	If so, describe
			Are all U.S. Trustee Quarterly Fee Payments current?	Yes
			What is the status of your Plan of Reorganization?	No Plan Filed

ATTORNEY NAME:	Omar Alaniz		I certify under penalty of perjury that the following complete
FIRM NAME:	Baker & Botts		Monthly Operating Report (MOR), consisting of MOR-1 through
ADDRESS:			MOR-9 plus attachments, is true and correct.

CITY, STATE, ZIP:		SIGNED X	TITLE:	Senior Vice President - Chief Financial Officer
TELEPHONE/FAX:
Sean M. Gore
			(PRINT NAME OF SIGNATORY)	DATE

MOR-1
Note:
(1) Collections in certain foreign jurisdictions are received locally and used to make payroll for employees and vendors in those foreign jurisdictions

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

COMPARATIVE BALANCE SHEETS
(Amounts in '000s)
ASSETS	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	3/25/14 TO 3/31/14	April
CURRENT ASSETS
Cash - U.S. bank accounts (1)	$ 24,465	$ 41,937
Cash - non-U.S. bank accounts	4,687	2,950
Restricted cash	990	990
Trade Accounts Receivable, Net	20,428	17,099
Unbilled Accounts Receivable	19,335	27,876
Other Accounts Receivable	87	87
Inventory: Lower of Cost or Market	107	107
Prepaid Expenses	4,093	7,048
Investments	-	-
Mobilization costs, net	17,110	7,972
Other	266	266
TOTAL CURRENT ASSETS	91,568	106,331	-	-	-	-
PROPERTY, PLANT & EQUIP. @ COST	340,559	339,483
Less Accumulated Depreciation	267,128	269,710
NET BOOK VALUE OF PP & E	73,431	69,773	-	-	-	-
OTHER ASSETS
Tax Deposits	-	-
Investments in Subsidiaries	1	1
Electric Deposit	-	-
Investment in multi-client library, net	182,241	173,832
Intercompany receivable, net	69,366	78,860
Goodwill	10,967	10,967
Intangible assets	7,004	6,908
Debt issuance costs, net	8,940	8,571
Deposits and other	401	422
TOTAL ASSETS	$ 443,919	$ 455,666	$ -	$ -	$ -	$ -

(1) This subtotal contains the Citibank Argentina account as the funds are controlled by Houston. Balance ties to the total balance on MOR8.

MOR-2	Revised 07/01/98

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

COMPARATIVE BALANCE SHEETS
(Amounts in '000s)
LIABILITIES & OWNER'S	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
EQUITY	3/25/14 TO 3/31/14	April
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	$32,785	$172,846
PRE-PETITION LIABILITIES
Secured Debt	86,498	4,386
Federal Income Tax	-	-
FICA/Withholding	583	-
Unsecured Debt	251,225	253,312
Deferred Revenue	23,367	6,311
VAT	2,330	2,595
Trade A/P	25,090	15,769
Accrued payroll liabilities	719	-
Accrued bond interest	10,080	10,514
Expense Accruals	10,495	3,108
Other
TOTAL PRE-PETITION LIABILITIES	410,387	295,995
TOTAL LIABILITIES	443,172	468,841	-	-	-	-
OWNER'S EQUITY (DEFICIT)
PREFERRED STOCK	-	-
COMMON STOCK	500	500
ADDITIONAL PAID-IN CAPITAL	174,813	175,531
RETAINED EARNINGS: Filing Date	(170,526)	(165,889)
RETAINED EARNINGS: Post Filing Date	(4,040)	(23,317)
TOTAL OWNER'S EQUITY (NET WORTH)	747	(13,174)	-	-	-	-
TOTAL LIABILITIES & OWNERS EQUITY	$443,919	$455,666	$ -	$ -	$ -	$ -

MOR-3	Revised 07/01/98

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

SCHEDULE OF POST-PETITION LIABILITIES
(Amounts in '000s)
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	3/25/14 TO 3/31/14	April
TRADE ACCOUNTS PAYABLE	$ 2,559	$ 3,097
TAX PAYABLE
Federal and State Payroll Taxes	389	942
Ad Valorem Taxes	173	184
Other Taxes	-	-
SECURED DEBT POST-PETITION	25,000	151,881
ACCRUED INTEREST PAYABLE	602	47
ACCRUED PROFESSIONAL FEES* (1)	-	13
OTHER ACCRUED LIABILITIES
VAT	96	468
Deferred Revenue	1,669	4,207
Accrued payroll liabilities	480	1,672
Expense Accruals	1,817	10,335

TOTAL POST-PETITION LIABILITIES (MOR-3)	$ 32,785	$ 172,846	$ -	$ -	$ -	$ -
*Payment requires Court Approval

(1) In addition, the Company incurred $3.65 million of professional fees in March and April that was not paid or accrued as of April 30th.

MOR-4	Revised 07/01/98

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

AGING OF POST-PETITION LIABILITIES
MONTH April 2014
(Amounts in '000s)
DAYS	TOTAL	TRADE	FEDERAL AND STATE	AD VALOREM,
		ACCOUNTS	PAYROLL TAXES	OTHER TAXES	OTHER
0-30	$ 4,223	$ 3,097	$ 942	$ 184	$ -
31-60	0
61-90	0
91+	0
TOTAL	$ 4,223	$ 3,097	$ 942	$ 184	$ -

AGING OF ACCOUNTS RECEIVABLE
(Amounts in '000s)
MONTH
	March 2014	April 2014
0-30 DAYS	$ 15,625	$ 9,564
31-60 DAYS	2,845	4,769
61-90 DAYS	118	624
91+ DAYS	1,840	2,143
TOTAL	$ 20,428	$ 17,099	$ -	$ -	$ -

MOR-5	Revised 07/01/98

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

STATEMENT OF INCOME (LOSS)
(Amounts in '000s)
	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
	3/25/14 TO 3/31/14	April				DATE
REVENUES (MOR-1)	$ 2,832	$ 37,350				$ 40,182
TOTAL COST OF REVENUES	3,378	23,982				27,360
GROSS PROFIT	(546)	13,368	-	-	-	12,822
OPERATING EXPENSES:
Selling & Marketing	110	3,961				4,071
General & Administrative	1,497	1,739				3,236
Insiders Compensation	-	260				260
Professional Fees (1)	19	1,574				1,593
Other - Gain on Fixed Asset Disposal	(243)	(134)				(377)
Other - Multi-Client Amortization	804	8,408				9,212
TOTAL OPERATING EXPENSES	2,187	15,808	-	-	-	17,995
INCOME BEFORE INT, DEPR/TAX (MOR-1)	(2,733)	(2,440)	-	-	-	(5,173)
INTEREST EXPENSE	223	1,311				1,534
DEPRECIATION	922	1,863				2,785
OTHER (INCOME) EXPENSE*	-	-				-
FOREIGN EXCHANGE (GAIN) LOSS	110	(373)				(263)
LOSS ON DEBT EXTINGUISHMENT	-	13,594				13,594
OTHER ITEMS**	-	-				-
TOTAL INT, DEPR & OTHER ITEMS	1,255	16,395	-	-	-	17,650
NET INCOME BEFORE TAXES	(3,988)	(18,835)	-	-	-	(22,823)
INCOME and OTHER TAXES	52	442				494
NET INCOME (LOSS) (MOR-1)	$ (4,040)	$ (19,277)	$ -	$ -	$ -	$ (23,317)

Accrual Accounting Required, Otherwise Footnote with Explanation.
* Footnote Mandatory.
* * Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.

(1) In addition, the Company incurred $3.65 million of professional fees in March and April that was not paid or accrued as of April 30th.

MOR-6	Revised 07/01/98

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

(Amounts in '000s)
CASH RECEIPTS AND	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
DISBURSEMENTS	3/25/14 TO 3/31/14	April				DATE
1. CASH-BEGINNING OF MONTH / PERIOD	$ 2,431	$ 23,451	$ 41,208	$ 41,208	$ 41,208	$ 2,431
RECEIPTS:
2. CASH RECIEPTS FROM REGIONS	680	1,225				1,905
3. CASH RECEIPTS FROM CUSTOMERS	1,674	10,599				12,273
4. PROCEEDS FROM DIP FUNDING	24,232	123,019				147,251
5. SALE OF ASSETS	-	-				-
6. OTHER (attach list)	-	-				-
TOTAL RECEIPTS**	26,586	134,843	-	-	-	161,429
(Withdrawal) Contribution by Individual Debtor MFR-2*	-					-
DISBURSEMENTS:
7. CASH REQUESTS FROM REGIONS	3,175	2,687				5,862
8. PAYROLL, PER DIEM & BENEFITS	-	5,229				5,229
9. PAYROLL IOM (ISLE OF MAN)	-	890				890
10. ACCOUNTS PAYABLE (POST PETITION ONLY)	150	6,602				6,752
11. SENIOR DEBT INTEREST	2,222	-				2,222
12. INTEREST/FEES ON ADDITIONAL DEBT	-	431				431
13. BANKRUPTCY RELATED PAYMENTS (PRE PETITION ONLY) ***	-	6,820				6,820
14. INSURANCE PAYMENTS	-	1,040				1,040
15. TPG LOAN PAYMENT		91,881				91,881
16. OTHER (attach list)	-	-				-
TOTAL DISBURSEMENTS FROM OPERATIONS	5,547	115,580	-	-	-	121,127
17. DEBTOR PROFESSIONAL FEES	-	883				883
18. DIP LENDER PROFESSIONAL FEES	19	621				639
19. SENIOR LENDER PROFESSIONAL FEES	-	-				-
20. UNSECURED CREDITORS COMMITTEE PROFESSIONAL FEES	-	-				-
21. U.S. TRUSTEE FEES	-	2				2
22. OTHER REORGANIZATION EXPENSES (attach list)	-	-				-
TOTAL DISBURSEMENTS**	5,565	117,086	-	-	-	122,651
23. NET CASH FLOW	21,021	17,757	-	-	-	38,778
24. CASH - END OF MONTH	$ 23,451	$ 41,208	$ 41,208	$ 41,208	$ 41,208	$ 41,209
24. ADJUSTMENTS RELATED TO PRIOR PERIODS	-	157				157
25. UNRECORDED DISBURSEMENTS	-	572				572
26. ADJUSTED CASH - END OF MONTH (MOR-2)	$ 23,451	$ 41,937	$ 41,208	$ 41,208	$ 41,208	$ 41,938

*	Applies to Individual debtors only
**	Numbers for the current month should balance (match) RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8
***	Pre-petition Bankruptcy related payment include payments under Critical Vendor (including Logistics & 503(b)(9) claims), Foreign Vendors, & Wage motion relief related payments

[NOTE 1] Cash balance includes accounts where the funds are controlled by Houston Corporate office
[NOTE 2] Receipts and Disbursements include amounts received and sent from Houston Corporate Office

MOR-7	Revised 07/01/98

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

CASH ACCOUNT RECONCILIATION
PERIOD 04/01/2014 - 04/30/2014

(Amounts in '000s)
BANK NAME	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America
ACCOUNT NUMBER	488 031 266 121	488 031 266 134	488 031 266 147	488 031 266 150	488 031 266 163	488 032 919 590	488 031 266 176	488 035 058 966	488 038 382 972	488 038 414 688
ACCOUNT TYPE	Investment	Master	Depository	Operating	Operating	Operating	Operating	Operating	Operating	Operating
BANK BALANCE	$ 0	$ 40,672	$ -	$ -	$ -	$ 96	$ -	$ -	$ 225	$ -
DEPOSITS IN TRANSIT	-	-	-	-	-	-	-	-	-	-
OUTSTANDING CHECKS	-	-	-	-	728	-	-	8	-	-
OTHER	-	-	-	144	(253)	-	-	-	27	-
ADJUSTED BANK BALANCE	0	40,672	-	(144)	(475)	96	-	(8)	198	-
BEGINNING CASH - PER BOOKS	0	22,033	-	72	69	48	-	1	281	-
RECEIPTS* (4)	-	-	133,537	-	-	48	-	-	-	32
TRANSFERS BETWEEN ACCOUNTS (5)	-	18,650	(133,537)	1,836	108,837	-	-	0	-	(32)
TRANSFERS TO FOREIGN DEBTOR ENTITIES (5)	-	-	-	-	(1,495)	-	-	-	-	-
TRANSFERS TO FOREIGN NON-DEBTOR ENTITIES (5)	-	-	-	-	-	-	-	-	-	-
TRANSFERS FROM FOREIGN DEBTOR ENTITIES (4)					-
TRANSFERS FROM FOREIGN NON-DEBTOR ENTITIES (4)	-	-	-	-	-	-	-	-	-	-
(WITHDRAWAL) OR INDIVIDUAL CONTRIBUTION BY DEBTOR MFR-2	-	-	-	-	-	-	-	-	-	-
CHECKS/OTHER DISBURSEMENTS* (5)	-	(11)	-	(2,051)	(108,025)	-	-	(9)	(83)	-
ADJUSTMENTS RELATED TO PRIOR PERIODS	-	-	-	-	138	-	-	-	-	-
ENDING CASH - PER BOOKS	$ 0	$ 40,672	$ -	$ (144)	$ (475)	$ 96	$ -	$ (8)	$ 198	$ -
UNRECORDED DISBURSEMENTS (5)	-	-	-	(535)	-	-	-	-	(37)	-
ADJUSTED ENDING CASH - PER BOOKS	$ 0	$ 40,672	$ -	$ (678)	$ (475)	$ 96	$ -	$ (8)	$ 161	$ -

*Numbers should balance (match) TOTAL RECEIPTS (Includes transfer to Corporate) and TOTAL DISBURSEMENTS (includes Foreign Transfers) lines on MOR-7.

(1) This subtotal represents accounts where the funds are controlled by Houston Corporate office; receipts and disbursements tie to MOR-7
(2) This subtotal contains the Citibank Argentina account as the funds are controlled by Houston Corporate office.
(3) This subtotal represents domestic accounts related to payroll disbursement and operating accounts not directly controlled by Corporate
(4) The sum of these rows for the first subtotal agrees to total receipts on MOR-7
(5) The sum of these rows for the first subtotal agrees to total disbursements on MOR-7

MOR-8

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

CASH ACCOUNT RECONCILIATION
PERIOD 04/01/2014 - 04/30/2014

(Amounts in '000s)
BANK NAME	Amegy	Amegy	Citi	Citi		Citi	Citi	Citi
ACCOUNT NUMBER	3354784	51577557	3065 9287	30854015		3066 5361	3876 6415	3074 4174
ACCOUNT TYPE	Operating	Operating	Operating	Operating	Subtotal (1) (2)	Payroll	Payroll	Payroll
BANK BALANCE	$ 0	$ 4	$ 1,611	$ 45	$ 42,653	$ 1,100	$ -	$ 165
DEPOSITS IN TRANSIT	-	-	-	-	-	-	-	-
OUTSTANDING CHECKS	14	19	36	-	805	-	184	-
OTHER	(1)	(1)	(5)	-	(89)	(9)	(5)	7
ADJUSTED BANK BALANCE	(13)	(15)	1,580	45	41,937	1,109	(179)	158
BEGINNING CASH - PER BOOKS	(12)	(15)	951	23	23,451	873	(315)	155
RECEIPTS* (4)	-	-	-	-	133,618	-	-	-
TRANSFERS BETWEEN ACCOUNTS (5)	-	-	(23)	23	(4,247)	2,265	239	907
TRANSFERS TO FOREIGN DEBTOR ENTITIES (5)	-	-	(195)	(23)	(1,713)	-	-	-
TRANSFERS TO FOREIGN NON-DEBTOR ENTITIES (5)	-	-	(371)	-	(371)	-	-	-
TRANSFERS FROM FOREIGN DEBTOR ENTITIES (4)			1,225		1,225
TRANSFERS FROM FOREIGN NON-DEBTOR ENTITIES (4)	-	-		-	-	-	-	-
(WITHDRAWAL) OR INDIVIDUAL CONTRIBUTION BY DEBTOR MFR-2	-	-	-	-	-	-	-	-
CHECKS/OTHER DISBURSEMENTS* (5)	(1)	-	(4)	-	(110,183)	(2,029)	(103)	(904)
ADJUSTMENTS RELATED TO PRIOR PERIODS	-	-	(3)	22	157	-	-	-
ENDING CASH - PER BOOKS	$ (13)	$ (15)	$ 1,580	$ 45	$ 41,937	$ 1,109	$ (179)	$ 158
UNRECORDED DISBURSEMENTS (5)	-	-	-	-	(572)	-	-	-
ADJUSTED ENDING CASH - PER BOOKS	$ (13)	$ (15)	$ 1,580	$ 45	$ 41,365	$ 1,109	$ (179)	$ 158

*Numbers should balance (match) TOTAL RECEIPTS (Includes transfer to Corporate) and TOTAL DISBURSEMENTS (includes Foreign Transfers) lines on MOR-7.

(1) This subtotal represents accounts where the funds are controlled by Houston Corporate office; receipts and disbursements tie to MOR-7
(2) This subtotal contains the Citibank Argentina account as the funds are controlled by Houston Corporate office.
(3) This subtotal represents domestic accounts related to payroll disbursement and operating accounts not directly controlled by Corporate
(4) The sum of these rows for the first subtotal agrees to total receipts on MOR-7
(5) The sum of these rows for the first subtotal agrees to total disbursements on MOR-7

MOR-8

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

CASH ACCOUNT RECONCILIATION
PERIOD 04/01/2014 - 04/30/2014

(Amounts in '000s)
BANK NAME	Bank of America	Wells Fargo	Wells Fargo	Wells Fargo	Amegy	Amegy	Amegy	Amegy
ACCOUNT NUMBER	488 038 409 088	8964670833	8429980983	9043440404	51577514	51897373	3687805	3690415
ACCOUNT TYPE	Operating	Operating	Operating	Operating	Payroll	Payroll	Payroll	Operating	Subtotal (3)	TOTAL
BANK BALANCE	$ 3	$ (0)	$ 689	$ 15	$ 1	$ 0	$ 0	$ 1	$ 1,974	$ 44,627
DEPOSITS IN TRANSIT	-	-	-	-	-	1	-	-	1	1
OUTSTANDING CHECKS	2	-	48	-	-	24	1	-	258	1,063
OTHER	-	-	(2)	32	-	-	-	-	23	(67)
ADJUSTED BANK BALANCE	1	(0)	643	(17)	1	(22)	(0)	1	1,694	43,631
BEGINNING CASH - PER BOOKS	3	0	335	(17)	1	(22)	(0)	1	1,014	24,465
RECEIPTS* (4)	-	-	-	-	-	-	-	-	-	133,618
TRANSFERS BETWEEN ACCOUNTS (5)	-	-	837	-	-	-	-	-	4,247	(0)
TRANSFERS TO FOREIGN DEBTOR ENTITIES (5)	-	-	-	-	-	-	-	-	-	(1,713)
TRANSFERS TO FOREIGN NON-DEBTOR ENTITIES (5)	-	-	-	-	-	-	-	-	-	(371)
TRANSFERS FROM FOREIGN DEBTOR ENTITIES (4)									-	1,225
TRANSFERS FROM FOREIGN NON-DEBTOR ENTITIES (4)	-	-	-	-	-	-	-	-	-	-
(WITHDRAWAL) OR INDIVIDUAL CONTRIBUTION BY DEBTOR MFR-2	-	-	-	-	-	-	-	-	-	-
CHECKS/OTHER DISBURSEMENTS* (5)	(2)	(1)	(529)	0	-	-	-	-	(3,567)	(113,751)
ADJUSTMENTS RELATED TO PRIOR PERIODS	-	-	-	-	-	-	-	-	-	157
ENDING CASH - PER BOOKS	$ 1	$ (0)	$ 643	$ (17)	$ 1	$ (22)	$ (0)	$ 1	$ 1,694	$ 43,630
UNRECORDED DISBURSEMENTS (5)	-	-	-	-	-	-	-	-	-	(572)
ADJUSTED ENDING CASH - PER BOOKS	$ 1	$ (0)	$ 643	$ (17)	$ 1	$ (22)	$ (0)	$ 1	$ 1,694	$ 43,059

*Numbers should balance (match) TOTAL RECEIPTS (Includes transfer to Corporate) and TOTAL DISBURSEMENTS (includes Foreign Transfers) lines on MOR-7.

(1) This subtotal represents accounts where the funds are controlled by Houston Corporate office; receipts and disbursements tie to MOR-7
(2) This subtotal contains the Citibank Argentina account as the funds are controlled by Houston Corporate office.
(3) This subtotal represents domestic accounts related to payroll disbursement and operating accounts not directly controlled by Corporate
(4) The sum of these rows for the first subtotal agrees to total receipts on MOR-7
(5) The sum of these rows for the first subtotal agrees to total disbursements on MOR-7

MOR-8

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

PAYMENTS TO INSIDERS AND PROFESSIONALS
(Amounts in '000s)

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

				MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
INSIDERS: NAME/COMP TYPE				3/25/14 TO 3/31/14	April

1	Bahorich, Michael S.	Director	Compensation		-
			Expense Reimbursement		-
2	Branch, Caroline	Officer	Compensation		7
			Expense Reimbursement		1
3	Brasher, James E.	Officer	Compensation		25
			Expense Reimbursement		1
4	Fleure, Thomas J.	Officer	Compensation		13
			Expense Reimbursement		-
5	Flynn, Maurice	Officer	Compensation		13
			Expense Reimbursement		5
6	Forrest, Michael C.	Director	Compensation		-
			Expense Reimbursement		-
7	Gore, Sean M.	Officer	Compensation		17
			Expense Reimbursement		-
8	Howell, Jeff M.	Officer	Compensation		13
			Expense Reimbursement		1
9	Kurz, Karl F.	Director	Compensation		-
			Expense Reimbursement		-
10	Lahouse, Thomas M.	Officer	Compensation		13
			Expense Reimbursement		1
11	Matelich, George E.	Director	Compensation		-
			Expense Reimbursement		-
12	Mccoy, Joseph P.	Director	Compensation		-
			Expense Reimbursement		-
13	Muse Jr., Ralph B.	Officer	Compensation		13
			Expense Reimbursement		3
14	Osborne, Stanley De J.	Director	Compensation		-
			Expense Reimbursement		-
15	Peebles, Ross G.	Officer	Compensation		16
			Expense Reimbursement		8
16	Riley Jr., Duncan W.	Officer	Compensation		14
			Expense Reimbursement		2
17	Skerl, Damir S.	Director	Compensation		-
			Expense Reimbursement		-
18	Terrell, Tracy C.	Officer	Compensation		16
			Expense Reimbursement		0
19	Verghese, P. Mathew	Officer	Compensation		19
			Expense Reimbursement		5
20	White, Richard C.	Officer	Compensation		26
			Expense Reimbursement		12
21	Yapuncich, George T.	Officer	Compensation		14
			Expense Reimbursement		-
TOTAL INSIDERS (MOR-1)				-	260	-	-	-	-

	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
PROFESSIONALS	3/25/14 TO 3/31/14	April

Akin Gump Strass Hauer & Feld LLP		371
Ernst & Young		86
Opportune		250
Prime Clerk		21
U.S. Trustee Payment Center		2
UHY LLP		777
Wilmington Trust [1]	19	55

TOTAL PROFESSIONALS (MOR-1)	$ 19	$ 1,561	$ -	$ -	$ -	$ -

[1] Amounts netted against DIP funding

MOR-9	Revised 07/01/98

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
CORPUS CHRISTI DIVISION
Exhibit A - CONSOLIDATING DISBURSEMENTS OF JOINTLY ADMINISTERED CASES IN CHAPTER 11

CASE NAME:	AUTOSEIS, INC. ET AL
JOINT ADMINISTRATION CASE NUMBER:	14-20130

DISBURSEMENTS
(Amounts in '000s)

Entity	Case No.	3/25/14 TO 3/31/14	April	May	June	July	August	Sept.	Filing to Date
AUTOSEIS, INC.	14-20130	$ -	$ -
GLOBAL GEOPHYSICAL SERVICES, INC.	14-20131	5,565	117,086
GLOBAL GEOPHYSICAL EAME, INC.	14-20132	-	-
GGS INTERNATIONAL HOLDINGS, INC.	14-20133	-	-
ACCRETE MONITORING, INC.	14-20134	-	-
AUTOSEIS DEVELOPMENT COMPANY	14-20135	-	-

Total Disbursements (same as MOR-1 disbursements)		$ 5,565	$117,086

Exhibit A